EXHIBIT 1

                                  JOINT FILING AGREEMENT

            The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Jarden Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

  Dated:  June 14, 2005

                                        WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                                        By:   Warburg Pincus Partners LLC
                                               General Partner

                                        By:   Warburg Pincus & Co.,
                                               as Managing Member

                                        By:/s/  Scott A. Arenare
                                           ---------------------------------
                                           Name:  Scott A. Arenare
                                           Title:  Partner


                                        WARBURG PINCUS PARTNERS LLC

                                        By: Warburg, Pincus & Co.,
                                              as Managing Member

                                        By:/s/  Scott A. Arenare
                                           ---------------------------------
                                        Name:  Scott A. Arenare
                                        Title:  Partner WARBURG PINCUS & CO.

                                        By:/s/  Scott A. Arenare
                                           ---------------------------------
                                        Name:  Scott A. Arenare
                                        Title:  Partner WARBURG PINCUS LLC

                                        By:/s/  Scott A. Arenare
                                           ---------------------------------
                                        Name:  Scott A. Arenare
                                        Title:  Partner